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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported) March 3, 1999


                            IMARK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



    Delaware                      0-21147                   87-0378128
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    (State or other               (Commission               (I.R.S. Employer
    jurisdiction of               File Number)              Identification
    incorporation)                                          Number)



620 Herndon Parkway,  Suite 200 Herndon, Virginia                  20170
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  (Address of principal executive offices)                       (Zip Code)



      Registrant's Telephone Number, including Area Code:  (703) 925-3400
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Item 3:


On March 3, 1999, the United State Bankruptcy Court of the Eastern District of Virginia, Alexandria Division, confirmed Imark Technologies, Inc.'s Chapter 11 Plan of Reorganization. The confirmed Plan was not modified in any material manner from the Plan of Reorganization filed with the SEC on January 27, 1999. The Company plans to begin paying creditors as outlined in the Plan in the next several weeks. In addition, during the same time period, the Company will effectuate the 10 for 1 reverse split of its Common Stock as outlined in the Plan.



                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   IMARK TECHNOLOGIES, INC.



Dated:   March 12, 1999          /s/ Robert A. Wiedemer
                                   -------------------------------------
                                   Robert A. Wiedemer
                                   President
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                                EXHIBIT INDEX


99.1      Amended Plan of Reorganization.

99.2      Disclosure Statement.

99.3      Order Conditionally Approving Disclosure Statement.

99.4      Order Fixing Time for Filing Proofs of Claim.